Exhibit 99.1
FOR IMMEDIATE RELEASE

Q2 Holdings, Inc. Announces First Quarter 2021 Financial Results

AUSTIN, Texas (May 5, 2021)—Q2 Holdings, Inc. (NYSE:QTWO), a leading provider of digital transformation solutions for banking and lending, today announced results for its first quarter ending March 31, 2021.

GAAP Results for the First Quarter 2021

•Revenue for the first quarter of $116.5 million, up 26 percent year-over-year and up 7 percent from the fourth quarter of 2020.

•GAAP gross margin for the first quarter of 45.7 percent, up from 42.5 percent for the prior-year quarter and 40.8 percent for the fourth quarter of 2020.

•GAAP net loss for the first quarter of $25.7 million, compared to GAAP net losses of $34.1 million for the prior-year quarter and $37.8 million for the fourth quarter of 2020.

Non- GAAP Results for the First Quarter 2021

•Non-GAAP revenue for the first quarter of $117.0 million, up 25 percent year-over-year and up 7 percent from the fourth quarter of 2020.

•Non-GAAP gross margin for the first quarter of 52.6 percent, down from 53.1 percent for the prior-year quarter and up from 48.3 percent for the fourth quarter of 2020.

•Adjusted EBITDA for the first quarter of $9.9 million, up from negative $0.1 million for the prior-year quarter and $6.1 million for the fourth quarter of 2020.

For a reconciliation of our GAAP to non-GAAP results, please see the tables below.

"The first quarter was a strong start to 2021, with key developments across the business," said Matt Flake, Q2 CEO. "We had broad-based sales success, with particular momentum in the Enterprise and Tier 1 segments. We demonstrated strong operational execution, highlighted by our banking-as-a-service team supporting the debit card launch of a top 10 fintech client. I'm encouraged by our momentum, and with our growing pipeline, improvements in the macroeconomic environment, and newly expanded product portfolio—including our acquisition of ClickSWITCH—I believe we're in a great position to continue executing against our strategy for the remainder of 2021 and beyond."

First Quarter Highlights

•Signed a Tier 1 $8 billion bank to a digital banking contract for our retail, small business and commercial solutions.

•Signed two Tier 1 customers, including a $10 billion bank, to digital acquisition and onboarding contracts.

•Signed two enterprise customers, a top-25 and top-50 bank in the United States to loan pricing contracts.

•Exited the first quarter with over 18.3 million registered users on the Q2 Platform, representing 19 percent year-over-year growth and 3 percent sequential growth from the fourth quarter of 2020.

"Our first quarter results reflect strong execution in the period, delivering financial results which exceeded the high end of our revenue and adjusted EBITDA guidance," said David Mehok, Q2 CFO. "The revenue and adjusted EBITDA achievement was driven primarily by new customer go-lives and organic user growth in the quarter. We are raising our full year revenue guidance and revising our adjusted EBITDA guidance to reflect our current views on our business outlook for the remainder of 2021 and the impact of the ClickSWITCH acquisition, which closed on April 1st."

Financial outlook

As of May 5, 2021, Q2 Holdings is providing guidance for its second quarter of 2021 and revised guidance for its full-year 2021. The financial information below represents forward-looking, non-GAAP financial information, including estimates of non-GAAP revenue and adjusted EBITDA. GAAP net loss is the most comparable GAAP measure to adjusted EBITDA. Adjusted EBITDA differs from GAAP net loss in that it excludes items such as depreciation and amortization, stock-based compensation, acquisition-related costs, interest, income taxes, unoccupied lease charges, partnership termination charges, loss on extinguishment of debt and the impact to deferred revenue from purchase accounting. Q2 Holdings is unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort. Therefore, Q2 Holdings has not provided guidance for GAAP net loss or a reconciliation of the foregoing forward-looking adjusted EBITDA guidance to GAAP net loss. However, it is important to note that these excluded items could be material to our results computed in accordance with GAAP in future periods.

Q2 Holdings is providing guidance for its second quarter of 2021 as follows:

•Total non-GAAP revenue of $122.0 million to $123.5 million, which would represent year-over-year growth of 23 percent to 25 percent.

•Adjusted EBITDA of $8.5 million to $9.1 million.

Q2 Holdings is providing updated guidance for the full-year 2021 as follows:

•Total non-GAAP revenue of $495.0 million to $498.0 million, which would represent year-over-year growth of 22 percent.

•Adjusted EBITDA of $32.0 million to $34.0 million, representing 6 percent to 7 percent of non-GAAP revenue for the year.

•For the full-year guidance, we expect estimated revenue contribution from ClickSWITCH of low-to-mid- single-digit millions and an adjusted EBITDA loss of low-to-mid- single-digit millions, in both cases recognized ratably over the next three quarters.

Conference Call Details

Date:	Thursday, May 6, 2021
Time:	8:30 a.m. EDT
Hosts:	Matt Flake, CEO / David Mehok, CFO
Conference ID:	9575335
Registration:	http://www.directeventreg.com/registration/event/9575335

Please join the conference call at least 10 minutes early to ensure the line is connected. A live webcast of the conference call and financial results will be accessible from the investor relations section of the Q2 website at http://investors.Q2.com/.

An archived replay of the webcast will be available on this website on a temporary basis shortly after the call.

About Q2 Holdings, Inc.
Q2 is a financial experience company dedicated to providing digital banking and lending solutions to banks, credit unions, alternative finance, and fintech companies in the U.S. and internationally. With comprehensive end-to-end solution sets, Q2 enables its partners to provide cohesive, secure, data-driven experiences to every account holder – from consumer to small business and corporate. Headquartered in Austin, Texas, Q2 has offices throughout the world and is publicly traded on the NYSE under the stock symbol QTWO. To learn more, please visit Q2.com.

Use of Non-GAAP Measures

Q2 uses the following non-GAAP financial measures: non-GAAP revenue; adjusted EBITDA; non-GAAP gross margin; non-GAAP gross profit; non-GAAP sales and marketing expense; non-GAAP research and development expense; non-GAAP general and administrative expense; non-GAAP operating expense; non-GAAP operating income (loss); non-GAAP net income; non-GAAP net income per share; and pro forma weighted-average diluted number of common shares outstanding. Management believes that these non-GAAP financial measures are useful measures of operating performance because they exclude items that Q2 does not consider indicative of its core performance.

In the case of non-GAAP revenue, Q2 adjusts revenue to exclude the impact to deferred revenue from purchase accounting adjustments. In the case of adjusted EBITDA, Q2 adjusts net loss for such items as interest, taxes, depreciation and amortization, stock-based compensation, acquisition-related costs, unoccupied lease charges, partnership termination charges, loss on extinguishment of debt, and the impact to deferred revenue from purchase accounting. In the case of non-GAAP gross margin and non-GAAP gross profit, Q2 adjusts gross profit and gross margin for stock-based compensation amortization of acquired technology, acquisition-related costs and the impact to deferred revenue from purchase accounting. In the case of non-GAAP sales and marketing expense, non-GAAP research and development expense, and non-GAAP general and administrative expense, Q2 adjusts the corresponding GAAP expense to exclude stock-based compensation. Non-GAAP Operating Expense is calculated by taking the sum of non-GAAP sales and marketing expenses, non-GAAP research and development expense and non-GAAP general and administrative expense. In the case of non-GAAP operating income (loss), non-GAAP net income (loss), and non-GAAP net income (loss) per share, Q2 adjusts operating loss and net loss, respectively, for stock-based compensation, acquisition-related costs, amortization of acquired technology, amortization of acquired intangibles, unoccupied lease charges, partnership termination charges, and the impact to deferred revenue from purchase accounting, and with respect to non-GAAP net income, amortization of debt discount and issuance costs and loss on extinguishment of debt. In the case of pro forma diluted weighted-average number of common shares outstanding, Q2 adjusts GAAP diluted weighted-average number of common shares outstanding by the weighted-average effect of potentially dilutive shares which include (i) employee equity incentive plans, excluding the impact of unrecognized stock-based compensation expense and (ii) convertible senior notes outstanding and related warrants including the anti-dilutive impact of the Company’s note hedge and capped call agreements on convertible senior notes outstanding.

There are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Certain items that are excluded from these non-GAAP financial measures can have a material impact on operating and net income (loss). As a result, these non-GAAP financial measures have limitations and should be considered in addition to, not as a substitute for or superior to, the closest GAAP measures, or other financial measures prepared in accordance with GAAP. A reconciliation to the closest GAAP measures of these non-GAAP measures is contained in tabular form on the attached unaudited condensed consolidated financial statements.

Q2's management uses these non-GAAP measures as measures of operating performance; to prepare Q2's annual operating budget; to allocate resources to enhance the financial performance of Q2's business; to evaluate the effectiveness of Q2's business strategies; to provide consistency and comparability with past financial performance; to facilitate a comparison of Q2's results with those of other companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and in communication with our board of directors concerning Q2's financial performance.

Forward-looking Statements

This press release contains forward-looking statements, including statements about: Q2's growing pipeline; improvements in the macroeconomic environment; the potential benefits of Q2's newly expanded product portfolio; the impacts of Q2's ClickSWITCH acquisition; Q2's ability to execute against its strategy for the remainder of 2021 and beyond; and, Q2's quarterly and annual financial guidance. The forward-looking statements contained in this press release are based upon Q2's historical performance and its current plans, estimates, and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include the adverse impacts of the COVID-19 pandemic on Q2's business operations and on global economic and financial markets, including on Q2's customers, partners and suppliers and employees and business, as well as risks related to: (a) the risk of increased competition in its existing markets and as it enters new sections of the market with Tier 1 customers, new markets with Alt-FIs and fintechs and new products and services; (b) the risk that COVID-19, government actions or other factors continue to negatively impact or disrupt the markets for Q2's solutions and that the markets for Q2's solutions do not return to normal or grow as anticipated, in particular with respect to Tier 1 customers and Alt-FI and fintech customers; (c) the risk that Q2's increased focus on selling to larger Tier 1 customers may result in greater uncertainty and variability in Q2's business and sales results; (d) the risk that changes in Q2's market, business or sales organization negatively impact its ability to sell its products and services; (e) the challenges and costs associated with selling, implementing and supporting Q2's solutions, particularly for larger customers with more complex requirements and longer implementation processes, including risks related to the timing and predictability of sales of Q2's solutions and the impact that the timing of bookings may have on Q2's revenue and financial performance in a period; (f) the risk that errors, interruptions or delays in Q2's products or services or Web hosting negatively impacts Q2's business and sales; (g) risks associated with cyberattacks, data breaches and breaches of security measures within Q2's products, systems and infrastructure or the products, systems and infrastructure of third parties upon which Q2 relies and the resultant costs and liabilities and harm to Q2's business and reputation and its ability to sell its products and services; (h) the impact that a slowdown in the economy, financial markets and credit markets may have on Q2's customers and Q2's business sales cycles, prospects and customers’ spending decisions and timing of implementation decisions, particularly in regions where a significant number of Q2's customers are concentrated; (i) the difficulties and risks associated with developing and selling complex new solutions and enhancements with the technical and regulatory specifications and functionality required by customers and governmental authorities; (j) the risks inherent in technology and implementation partnerships that could cause harm to Q2's business; (k) the difficulties and costs Q2 may encounter with complex implementations of its solutions and the resulting impact on reputation and the timing of its revenue from any delayed implementations; (l) the risk that Q2 will not be able to maintain historical contract terms such as pricing and duration; (m) the risks associated with managing growth and the challenges associated with improving operations and hiring, retaining and motivating employees to support such growth; (n) the risk that modifications or negotiations of contractual arrangements will be necessary during Q2's implementations of its solutions or the general risks associated with the complexity of Q2's customer arrangements; (o) the risks associated with integrating acquired companies and successfully selling and maintaining their solutions; (p) the risks associated with anticipated higher operating expenses in 2021 and beyond; (q) litigation related to intellectual property and other matters and any related claims, negotiations and settlements; (r) the risks associated with further consolidation in the financial services industry; (s) risks associated with selling Q2 solutions internationally; and (t) the risk that Q2 debt repayment obligations may adversely affect its financial condition and cash flows from operations in the future and that Q2 may not be able to obtain capital when desired or needed on favorable terms.

Additional information relating to the uncertainty affecting the Q2 business is contained in Q2's filings with the Securities and Exchange Commission. These documents are available on the SEC Filings section of the Investor Relations section of Q2's website at http://investors.Q2.com/. These forward-looking statements represent Q2's expectations as of the date of this press release. Subsequent events may cause these expectations to change, and Q2 disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

MEDIA CONTACT:	INVESTOR CONTACT:
Maria Abbe	Josh Yankovich
Q2 Holdings, Inc.	Q2 Holdings, Inc.
M: 315-657-0041	O: 512-682-4463
maria.abbe@Q2.com	josh.yankovich@Q2.com

Q2 Holdings, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$370,700	$407,703
Restricted cash	3,480	3,482
Investments	157,860	131,352
Accounts receivable, net	36,064	36,430
Contract assets, current portion, net	992	1,088
Prepaid expenses and other current assets	16,975	8,861
Deferred solution and other costs, current portion	23,966	19,042
Deferred implementation costs, current portion	6,907	8,258
Total current assets	616,944	616,216
Property and equipment, net	61,580	49,558
Right of use assets	33,144	34,709
Deferred solution and other costs, net of current portion	31,246	32,782
Deferred implementation costs, net of current portion	17,275	15,184
Intangible assets, net	175,925	184,859
Goodwill	462,274	462,274
Contract assets, net of current portion and allowance	19,733	18,694
Other long-term assets	2,379	2,426
Total assets	$1,420,500	$1,416,702

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued liabilities	$57,947	$57,047
Deferred revenues, current portion	88,897	81,935
Lease liabilities, current portion	6,559	6,844
Total current liabilities	153,403	145,826
Convertible notes, net of current portion	564,508	557,468
Deferred revenue, net of current portion	30,616	29,203
Lease liabilities, net of current portion	35,116	36,739
Other long-term liabilities	3,883	4,102
Total liabilities	787,526	773,338

Stockholders' equity:
Common stock	6	6
Additional paid-in capital	1,039,821	1,024,577
Accumulated other comprehensive income (loss)	(11)	(32)
Accumulated deficit	(406,842)	(381,187)
Total stockholders' equity	632,974	643,364
Total liabilities and stockholders' equity	$1,420,500	$1,416,702

Q2 Holdings, Inc.
Condensed Consolidated Statements of Comprehensive Loss
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2021	2020

Revenues (1)	$116,520	$92,380
Cost of revenues (2) (3)	63,319	53,107
Gross profit	53,201	39,273

Operating expenses:
Sales and marketing (2)	19,816	19,884
Research and development (2)	26,795	24,958
General and administrative (2)	18,834	19,110
Acquisition related costs (4)	850	(1,967)
Amortization of acquired intangibles	4,419	4,491
Total operating expenses	70,714	66,476
Loss from operations	(17,513)	(27,203)
Other income (expense), net	(8,007)	(6,465)
Loss before income taxes	(25,520)	(33,668)
Provision for income taxes	(135)	(440)
Net Loss	$(25,655)	$(34,108)
Other comprehensive loss:
Unrealized gain (loss) on available-for-sale investments	19	(122)
Foreign currency translation adjustment	2	(55)
Comprehensive loss	$(25,634)	$(34,285)

Net loss per common share:
Net loss per common share, basic and diluted	$(0.46)	$(0.70)
Weighted average common shares outstanding, basic and diluted	55,798	48,581

(1)    Includes deferred revenue reduction from purchase accounting of $0.5 million and $1.4 million for the three months ended March 31, 2021 and 2020, respectively.

(2)    Includes stock-based compensation expense as follows:

	Three Months Ended March 31,
	2021	2020
Cost of revenues	$2,535	$3,408
Sales and marketing	2,537	2,754
Research and development	3,145	3,770
General and administrative	4,878	4,604
Total stock-based compensation expense	$13,095	$14,536

(3)    Includes amortization of acquired technology of $5.2 million and $5.5 million for the three months ended March 31, 2021 and 2020, respectively.

(4) The three months ended March 31, 2020 includes a $3.1 million reduction to estimated contingent consideration as a result of the actual contingent consideration calculated as of the final measurement date of March 31, 2020.

Q2 Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2021	2020
Cash flows from operating activities:
Net loss	$(25,655)	$(34,108)
Adjustments to reconcile net loss to net cash from operating activities:
Amortization of deferred implementation, solution and other costs	6,088	3,905
Depreciation and amortization	12,912	13,017
Amortization of debt issuance costs	505	459
Amortization of debt discount	6,501	5,031
Amortization of premiums on investments	76	(49)
Stock-based compensation expenses	13,463	14,866
Deferred income taxes	96	414
Other non-cash charges	11	133
Changes in operating assets and liabilities	(19,475)	(19,467)
Net cash used in operating activities	(5,478)	(15,799)
Cash flows from investing activities:
Net maturities (purchases) of investments	(26,565)	2,500
Purchases of property and equipment	(6,111)	(4,642)
Capitalization of software development costs	(822)	(287)
Net cash used in investing activities	(33,498)	(2,429)
Cash flows from financing activities:
Proceeds from exercise of stock options to purchase common stock	1,971	1,194
Net cash provided by financing activities	1,971	1,194
Net decrease in cash, cash equivalents, and restricted cash	(37,005)	(17,034)
Cash, cash equivalents, and restricted cash, beginning of period	411,185	103,562
Cash, cash equivalents, and restricted cash, end of period	$374,180	$86,528

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2021	2020
GAAP revenue	$116,520	$92,380
Deferred revenue reduction from purchase accounting	528	1,442
Non-GAAP revenue	$117,048	$93,822

GAAP gross profit	$53,201	$39,273
Stock-based compensation	2,535	3,408
Amortization of acquired technology	5,157	5,477
Acquisition related costs	116	258
Deferred revenue reduction from purchase accounting	528	1,442
Non-GAAP gross profit	$61,537	$49,858

Non-GAAP gross margin:
Non-GAAP gross profit	$61,537	$49,858
Non-GAAP revenue	117,048	93,822
Non-GAAP gross margin	52.6%	53.1%

GAAP sales and marketing expense	$19,816	$19,884
Stock-based compensation	(2,537)	(2,754)
Non-GAAP sales and marketing expense	$17,279	$17,130

GAAP research and development expense	$26,795	$24,958
Stock-based compensation	(3,145)	(3,770)
Non-GAAP research and development expense	$23,650	$21,188

GAAP general and administrative expense	$18,834	$19,110
Stock-based compensation	(4,878)	(4,604)
Non-GAAP general and administrative expense	$13,956	$14,506

GAAP operating loss	$(17,513)	$(27,203)
Deferred revenue reduction from purchase accounting	528	1,442
Partnership termination charges	—	—
Stock-based compensation	13,095	14,536
Acquisition related costs	966	(1,709)
Amortization of acquired technology	5,157	5,477
Amortization of acquired intangibles	4,419	4,491
Unoccupied lease charges	—	—
Non-GAAP operating income (loss)	$6,652	$(2,966)

GAAP net loss	$(25,655)	$(34,108)
Deferred revenue reduction from purchase accounting	528	1,442
Partnership termination charges	—	—
Loss on extinguishment of debt	—	—
Stock-based compensation	13,095	14,536
Acquisition related costs	966	(1,709)
Amortization of acquired technology	5,157	5,477
Amortization of acquired intangibles	4,419	4,491
Unoccupied lease charges	—	—
Amortization of debt discount and issuance costs	7,006	5,490
Non-GAAP net income	$5,516	$(4,381)

Reconciliation from diluted weighted-average number of common shares as reported to pro forma diluted weighted average number of common shares
Diluted weighted-average number of common shares, as reported	55,798	48,581
Weighted-average effect of potentially dilutive shares	2,192	—
Pro forma diluted weighted-average number of common shares	57,990	48,581

Calculation of non-GAAP income per share:
Non-GAAP net income	$5,516	$(4,381)
Pro forma diluted weighted-average number of common shares	57,990	48,581
Non-GAAP net income per share	$0.10	$(0.09)

Reconciliation of GAAP net loss to adjusted EBITDA:
GAAP net loss	$(25,655)	$(34,108)
Depreciation and amortization	12,912	13,017
Stock-based compensation	13,095	14,536
Provision for income taxes	135	440
Interest (income) expense, net	7,907	6,275
Acquisition related costs	966	(1,709)
Unoccupied lease charges	—	—
Loss on extinguishment of debt	—	—
Deferred revenue reduction from purchase accounting	528	1,442
Partnership termination charges	—	—
Adjusted EBITDA	$9,888	$(107)

Q2 Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Revenue Guidance
(in thousands)

	Q2 2021 Guidance		Full Year 2021 Guidance
	Low	High	Low	High

GAAP Revenue	$121,525	$123,025	$493,312	$496,312
Deferred revenue reduction from purchase accounting	475	475	1,688	1,688
Non-GAAP revenue	$122,000	$123,500	$495,000	$498,000